EXHIBIT 23(I)

                                     CONSENT
                                       OF
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP

            We consent to the reference to our firm under the heading "Counsel" in Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of The Westwood Funds as filed with the Securities and Exchange Commission on December 2, 2005.


                      PAUL, HASTINGS, JANOFSKY & WALKER LLP

New York, New York
December 2, 2005